                                                                 EXHIBIT 10.15


                       FIRST AMENDMENT TO CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT ("Amendment") is made and entered into as of August 21, 2000 (the "Amendment Date"), by and among XETA Technologies, Inc., an Oklahoma corporation, formerly known as Xeta Corporation (the "Borrower"), Bank One, Oklahoma NA, and First Star Bank, N.A., formerly known as Mercantile Bank, N.A., as Lenders under the Credit Agreement referred to below (the "Lenders"), and Bank One, Oklahoma, NA, as Agent (in such capacity, the "Agent"), with reference to the following:

         A. The Borrower, the Lenders, the Agent and Banc One Capital Markets, Inc., as Lead Arranger and Sole Book Runner, are parties to that certain Credit Agreement dated as of November 30, 1999 (the "Credit Agreement"), pursuant to which the Lenders severally agreed to make Loans to the Borrower under three (3) Credit Facilities therein described.

         B. The Borrower has requested that the Lenders increase the Aggregate Revolving Commitment (and correspondingly, the amount available under the Revolving Credit Facility) from $5,000,000 to $8,000,000.

         C. The Lenders have agreed to the requested increase in the Aggregate Revolving Credit Commitment, but only upon the terms and conditions set forth in this Amendment.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby amend the Credit Agreement, effective as of the Amendment Date, as follows:

1. DEFINITIONS. Capitalized terms used herein (including capitalized terms used in the recitals above) but not otherwise defined have the respective meanings assigned to them in the Credit Agreement.

2. INCREASE IN REVOLVING CREDIT COMMITMENTS. The Revolving Credit Commitment of Bank One, Oklahoma, NA is hereby increased from $2,750,000 to $4,400,000, and the Revolving Credit Commitment of Firstar Bank, N.A. is hereby increased from $2,250,000 to $3,600,000. As a result of the foregoing increases, the parties acknowledge and agree (i) that the Aggregate Revolving Credit Commitment is increased from $5,000,000 to $8,000,000, (ii) the term "Obligations" as used in the Credit Agreement and any other Loan Documents will include all Loans from time to time outstanding under the Revolving Credit Facility (as increased hereby), and (ii) from and after the Amendment Date, the commitment fee payable under Section 2.5 of the Credit Agreement will be based on the daily unused portion of each Lender's Revolving Credit Commitment (as increased hereby) and Acquisition Loan Commitment. In order to evidence the foregoing increases, the Borrower agrees to make, execute and deliver to each Lender a replacement Revolving Note (collectively, the "Replacement Revolving Notes"), substantially in the form attached hereto as Exhibit "E-1A" (with appropriate insertions), in increase and replacement of and substitution for the Revolving Notes delivered at the Closing.

3. CHANGE OF CORPORATE NAME. The parties acknowledge that the corporate name of the Borrower was changed effective April 11, 2000, to XETA Technologies, Inc. The Borrower agrees to execute such amendments to financing statement or new financing statements as may be necessary or advisable to reflect such name change and to reimburse the Agent for all costs and expenses, including reasonable attorney's fees and filing fees, that the Agent may incur in causing the same to be prepared, executed and filed of record.

4. CONDITIONS PRECEDENT. This Amendment shall become effective as of the Amendment Date, subject to the Borrower's satisfaction of the following conditions precedent (in addition to the conditions precedent set forth in Article IV of the Credit Agreement):

         A. Execution of Documents. This Amendment and the Replacement Revolving Notes shall have been duly and validly authorized, executed and delivered to the Agent and the Lenders by the Borrower.

         B. Resolutions. The Bank shall have received a copy of the resolutions of the Board of Directors of the Borrower authorizing the increase in the Revolving Credit Facility and the execution, delivery and performance of this Amendment, the Credit Agreement (as amended by this Amendment) and the Replacement Revolving Notes.

         C. Accuracy of Representations and Warranties. All representations and warranties made by the Borrower in the Credit Agreement and the other Loan Documents and in Section 5 hereof shall be true and correct in all material respects as of the Amendment Date (except to the extent any of such representations and warranties with respect to the financial condition of the Borrower refer to an earlier specified date).

         D. No Default. There shall not have occurred any Default or Unmatured Default as of the Amendment Date, and the Borrower shall be current in payment of all principal, interest and fees due and owing to the Agent or the Lenders as of the Amendment Date.

         E. Commitment Fee. The Borrower shall have paid to the Agent for the account of each Lender, in accordance with each Lender's Pro Rata Share, a commitment fee of $6,000 (which amount is 0.20% of the increase in the Aggregate Revolving Credit Commitment).

5. REPRESENTATIONS AND WARRANTIES. All representations and warranties of Borrower contained in Article V of the Credit Agreement are hereby remade and restated as the date hereof and shall survive the execution and delivery of this Amendment. The Borrower further represents and warrants as follows:

         A. Authority. The Borrower has all requisite power and authority and has been duly authorized to increase the amount of the Aggregate Revolving Credit Commitment, to borrow under the Revolving Credit Facility (as increased hereby), and to execute, deliver and perform its obligations under this Amendment, the Credit Agreement (as amended by this Amendment) and the Replacement Revolving Notes.

         B. Binding Obligations; Enforceability. This Amendment, the Credit Agreement (as amended by this Amendment) and the Replacement Revolving Notes are valid and legally binding obligations of the Borrower, enforceable in accordance with their respective terms, except as limited by applicable bankruptcy, insolvency or other laws affecting the enforcement of creditors' rights generally.

         C. No Conflict; Government Consent. Neither the execution and delivery by the Borrower of this Amendment and the Replacement Revolving Notes, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof, will violate (i) any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Borrower or any of its Subsidiaries, or (ii) the Borrower's or any Subsidiary's articles or certificate of incorporation, partnership agreement, certificate of partnership, articles or certificate of organization, by-laws, or operating or other management agreement, as the case may be, or (iii) the provisions of any indenture, instrument or agreement to which the Borrower or any of its Subsidiaries is a party or is subject, or by which it, or its Property, is bound, or conflict with or constitute a default thereunder, or result in, or require, the creation or imposition of any Lien in, of or on the Property of the Borrower or any of its Subsidiaries pursuant to the terms of any such indenture, instrument or agreement. No order, consent, adjudication, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, or other action in respect of any governmental or public body or authority, or any subdivision thereof, which has not been obtained by the Borrower or any of its Subsidiaries, is required to be obtained by the Borrower or any of its Subsidiaries in connection with the execution and delivery of this Amendment or the Replacement Revolving Note, the borrowings under the Credit Agreement (as amended hereby), the payment and performance by the Borrower of the Obligations, or the legality, validity, binding effect or enforceability of this Amendment, the Credit Agreement (as amended by this Amendment) or the Replacement Revolving Notes.

         D. No Material Adverse Change. Since April 30, 2000 (the date of the latest financial statements of the Borrower which have been delivered to the Agent and the Lenders), there has been no adverse change in the business, Property, prospects, condition (financial or otherwise) or results of operations of the Borrower and its Subsidiaries which could reasonably be expected to have a Material Adverse Effect.

6. MISCELLANEOUS.

         A. Effect of Amendment. The terms of this Amendment shall be incorporated into and form a part of the Credit Agreement. Except as amended, modified and supplemented by this Amendment, the Credit Agreement shall continue in full force and effect in accordance with its original stated terms, all of which are hereby reaffirmed in every respect as of the date hereof. In the event of any irreconcilable inconsistency between the terms of this Amendment and the terms of the Credit Agreement, the terms of this Amendment shall control and govern, and the agreements shall be interpreted so as to carry out and give full effect to the intent of this Amendment. All references to the "Credit Agreement" appearing in any of the Loan Documents shall hereafter be deemed references to the Credit Agreement as amended, modified and supplemented by this Amendment, and all references to the "Revolving Notes" appearing in the

Credit Agreement and any of the other Loan Documents shall hereafter be deemed references to the Replacement Revolving Notes.

         B. Exhibits. The form of Replacement Revolving Note attached hereto as Exhibit E-1A is hereby substituted for Exhibit E-1 to the Credit Agreement and incorporated therein by this reference.

         C. Descriptive Headings. The descriptive headings of the several sections of this Amendment are inserted for convenience only and shall not be used in the construction of the content of this Amendment.

         D. Governing Law. This Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Oklahoma.

         E. Reimbursement of Expenses. The Borrower agrees to pay the reasonable fees and out-of-pocket expenses of Crowe & Dunlevy, counsel to the Agent, incurred in connection with the preparation of this Amendment and the consummation of the transactions contemplated hereby.

         IN WITNESS WHEREOF, the Borrower, the Lenders and the Agent have executed this Amendment as of the Amendment Date.

                                       XETA TECHNOLOGIES, INC.,
                                       formerly known as Xeta Corporation


                                       By: /s/ ROBERT B. WAGNER
                                          -------------------------------------
                                       Name:   Robert B. Wagner
                                            -----------------------------------
                                       Title: VP Finance
                                             -----------------------------------


                                       BANK ONE, OKLAHOMA, NA,
                                       Individually and as Agent

                                       By: /s/ TIMOTHY T. KOSKI
                                          -------------------------------------
                                       Name: Timothy T. Koski
                                            -----------------------------------
                                       Title: Vice President
                                             -----------------------------------


                                       FIRST STAR BANK, N.A., formerly known as
                                       Mercantile Bank, N.A.


                                       By: /s/ GREG VATTEROTT
                                          -------------------------------------
                                       Name:   Greg Vatterott
                                            -----------------------------------
                                       Title:  Vice President
                                             -----------------------------------

                              CONSENT OF GUARANTOR

         The undersigned hereby (i) acknowledges and consents to the execution and delivery of the above and foregoing First Amendment to Credit Agreement,
(ii) confirms that the Subsidiary Guaranty of the undersigned will continue in full force and effect as security for payment and performance of all of the "Guaranteed Obligations," as such term is used in the Subsidiary Guaranty, including all Loans from time to time outstanding under the Revolving Credit Facility (as increased by the above and foregoing First Amendment to Credit Agreement), and (iii) ratifies and reaffirms the Subsidiary Guaranty.

         No inference shall be drawn from the undersigned's execution of this Consent that consent or approval of the undersigned is required for this or any future modification or amendment of or supplement to the Credit Agreement or other Loan Document, or for this or any future increase, extension or renewal of the Guaranteed Obligations.

         Capitalized terms used in this Consent and not otherwise defined have the respective meanings assigned to them in the Credit Agreement referred to in the above and foregoing First Amendment to Credit Agreement.


                                       U.S. TECHNOLOGIES SYSTEMS, INC.


                                       By: /s/ ROBERT B. WAGNER
                                          -------------------------------------
                                       Name:   Robert B. Wagner
                                            -----------------------------------
                                       Title:  VP Finance CFO
                                             -----------------------------------

                                 REVOLVING NOTE

$4,400,000                                                     August 21, 2000


         XETA Technologies, Inc., an Oklahoma corporation, formerly known as Xeta Corporation (the "Borrower"), promises to pay to the order of Bank One, Oklahoma, NA (the "Lender"), the aggregate unpaid principal amount of all Revolving Loans made by the Lender to the Borrower pursuant to Section 2.1.1 of the Agreement (as hereinafter defined), in immediately available funds at the main office of Bank One, Oklahoma, NA, Tulsa, Oklahoma, as Agent, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrower shall pay the principal of and accrued and unpaid interest on the Revolving Loans in full on the Revolving Credit Facility Termination Date and shall make such mandatory payments as are required to be made under the terms of Article II of the Agreement.

         The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Revolving Loan and the date and amount of each principal payment hereunder.

         This Note is one of the Revolving Notes issued pursuant to, and is entitled to the benefits of, the Credit Agreement dated as of November 30, 1999, as amended by the First Amendment to Credit Agreement dated as of August 21, 2000 (which, as it may be further amended or modified and in effect from time to time, is herein called the "Agreement"), among the Borrower, the lenders party thereto, including the Lender, and Bank One, Oklahoma, NA, as Agent. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement. Reference is made to the Agreement for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated.

         This Note is secured pursuant to the Collateral Documents, as more specifically described in the Agreement, and reference is made thereto for a statement of the terms and provisions thereof.

         This Note is made, executed and delivered by the Borrower and delivered to the Lender in increase and replacement of and substitution for that certain Revolving Note dated as of November 30, 1999, executed by the Borrower payable to the order of the Lender in the stated principal amount of $2,750,000 (the "Prior Note"). All liens and security interests in Property securing payment of the Prior Note shall continue in full force and effect, uninterrupted and unabated, as security for payment of this Note.


                                         XETA TECHNOLOGIES, INC.,
                                         an Oklahoma corporation

                                         By: /s/ ROBERT B. WAGNER
                                            -----------------------------------
                                         Print Name: Robert B. Wagner
                                                    ---------------------------
                                         Title:  VP Finance
                                               --------------------------------

                   SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL
                                       TO
                    REVOLVING NOTE OF XETA TECHNOLOGIES, INC.
                              DATED AUGUST 21, 2000


                           Principal             Maturity               Principal
                           Amount of           of Interest               Amount           Unpaid
       Date                  Loan                Period                   Paid            Balance
--------------------    ---------------     -----------------      -----------------     ---------
Balance Forward